UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

TELLIUM, INC.

(Exact name of Registrant as specified in its charter)

000-32743

(Commission File Number)

Delaware	22-3509099
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2 Crescent Place

Oceanport, New Jersey 07757-0901

(Address of principal executive offices) (Zip Code)

(732) 923-4100

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99.1	Written transcript of conference call of Tellium, Inc., held on July 28, 2003, regarding financial results for the quarter ended June 30, 2003.

Item 9.    Regulation FD Disclosure (Item 12 -Disclosure of Results of Operations and Financial Condition)

        The following information is being furnished under Item 12 of Form 8-K:

        On July 28, 2003, Tellium, Inc. issued a press release announcing its financial performance, including earnings for the second quarter of 2003. A copy of the press release was previously filed as Exhibit 99.4 to a Form 8-K on July 28, 2003. On the same day, as previously announced, Tellium also participated in a public conference call and audio web cast for investors and analysts regarding its results of operations and financial condition for the second quarter of 2003. A transcript of that conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. All information in the transcript is presented as of July 28, 2003, and Tellium does not assume any obligation to update such information in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLIUM, INC.

Dated: August 1, 2003	By:	/S/ MICHAEL J. LOSCH
Name: Michael J. Losch Title: Chief Financial Officer

Exhibits

Number	Exhibit

99.1	Written transcript of conference call of Tellium, Inc., held on July 28, 2003, regarding financial results for the quarter ended June 30, 2003.